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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 10, 2000


                               AMB PROPERTY, L.P.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                         001-14245             94-3285362
-----------------------------       ------------------------  ------------------
(State or other jurisdiction of     (Commission File Number)  (I.R.S. Employer
       Incorporation)                                          Identification
                                                                   Number)

             505 Montgomery Street, San Francisco, California 94111
       -------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                  415-394-9000
                    ----------------------------------------
              (Registrants' telephone number, including area code)

                                       n/a
                    ----------------------------------------
          (former name or former address, if changed since last report)


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ITEM 5   OTHER EVENTS.

                  On August 10, 2000, we amended and restated our partnership agreement. Our Fourth Amended and Restated Agreement of Limited Partnership is filed as Exhibit 3.1 hereto and is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (c)   Exhibits:


    Exhibit
    Number                 Description
    -------------          -----------
      3.1                  Fourth Amended and Restated Agreement of
                           Limited Partnership of AMB Property, L.P.



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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMB Property, L.P.
                                            (Registrant)

                                       By: AMB Property Corporation,
                                           its General Partner

Date:    August 14, 2000                 By: /s/ Tamra Browne
                                            --------------------------------
                                             Tamra Browne
                                             Vice President and General Counsel


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

                                  EXHIBIT INDEX

    Exhibit
       No.                 Description
    -------                -----------
      3.1                  Fourth Amended and Restated Agreement of Limited
                           Partnership of AMB Property, L.P.


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